Exhibit 10.2
EXTENSION INCREMENTAL ASSUMPTION AGREEMENT AND FOURTH AMENDMENT
EXTENSION INCREMENTAL ASSUMPTION AGREEMENT AND FOURTH AMENDMENT, dated as of January 27, 2021 (this “Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the Extending Lenders (as defined below), the Consenting Lenders (as defined below) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, reference is made to the Term Loan Agreement, dated as of October 23, 2015 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Holdings, the Borrower, the several lenders from time to time parties thereto (the “Lenders”), the Administrative Agent and the other agents parties thereto;

WHEREAS, the Borrower has requested (i) an extension of the maturity date of each applicable Lender’s Term A Loans pursuant to Section 2.20 of the Credit Agreement and (ii) to modify certain other terms of the Credit Agreement in connection therewith;

WHEREAS, such extension will be established pursuant to Section 2.20(e) of the Credit Agreement by implementing an Incremental Term Loan for such Lender having the terms of such Extended Term Loan;

WHEREAS, JPMorgan Chase Bank, N.A. is the lead arranger and bookrunner for the Agreement (in such capacity, the “Lead Arranger”), and Barclays Bank PLC, Truist Bank, Goldman Sachs Bank USA, Credit Agricole Corporate and Investment Bank, Citizens Bank, N.A., Bank of America, N.A., BMO Capital Markets Corp. and Santander Bank, N.A. are each Extending Lenders (as defined below) and are the joint lead arrangers and joint bookrunners for the Agreement;

WHEREAS, each Lender party hereto designated as an “Extending Lender” in its signature page to this Agreement (such Lender, an “Extending Lender”) is willing to agree to the extension of the maturity date of all of its Term A Loans on the terms set forth herein and shall constitute an Extending Lender under the Credit Agreement (with each non-extending Term Lender, a “Non-Extending Lender”); and

WHEREAS, pursuant to Section 10.08 of the Credit Agreement, Holdings, the Borrower, each Lender party hereto designated as a “Consenting Lender” in its signature page to this Agreement (such Lender, a “Consenting Lender”) wish to make certain other amendments to the Credit Agreement as set forth in Section 4 herein, with such amendments requiring the consent of the Required Lenders under the Credit Agreement as of the date hereof.
NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.Extended Term Loans.
(a)The Borrower has requested an Extended Term Loan from each Extending Lender (the Extended Term Loan of such Extending Lender, the “Extended 2025 Term Loans”) on the terms set forth herein and that, in connection therewith, each Extending Lender provide an Incremental Term Loan having the terms of such Extended 2025 Term Loans. The date on which each such Extended 2025 Term Loan becomes effective will be the Fourth Amendment Effective Date (as defined below). The Extended Term Loans of any Extending Lender are set forth on Schedule 1 to this Agreement.
(b)On the Fourth Amendment Effective Date, this Agreement shall constitute an “Incremental Assumption Agreement” pursuant to Section 2.20(f) of the Credit Agreement, and each Extending Lender’s Term A Loan existing at the time of the Fourth Amendment Effective Date will be automatically designated an Extended 2025 Term Loan. For purposes of the Credit Agreement and the other Loan Documents, each Extending Lender will be deemed to have an Incremental Term Loan having the terms of such Extended 2025 Term Loans.
(c)The Extended 2025 Term Loans shall have the same terms and conditions as those of the Extended 2023 Term Loans existing at the time of the Fourth Amendment Effective Date, except (i) with respect to amortization, which shall be as set forth in Section 2.10(a) of the Credit Agreement (as amended hereby), and (ii) that the “Term A Facility Maturity Date” shall mean (a) with respect to the Extended 2023 Term Loans, February 8, 2023 and (b) with respect to the Extended 2025 Term Loans, February 8, 2025; provided that (x) in the event the 4.875% Senior Unsecured Notes (as defined below) are not extended, refinanced or replaced by the 91st day prior to the stated maturity thereof (such 91st day, the “Springing 2023 Maturity Date,” which as of the Fourth Amendment Effective Date, is March 2, 2023) to have a maturity date after May 10, 2025, and are not otherwise discharged, defeased or repaid prior to the Springing 2023 Maturity Date, the Term A Facility Maturity Date with respect to the Extended 2025 Term Loans will instead be the Springing 2023 Maturity Date or (y) in the event the Term B Loans (as defined in the Existing Credit Agreement) are not extended, refinanced or replaced by the 91st day prior to the stated maturity thereof (such 91st day, the “Springing 2025 Maturity Date,” which as of the Fourth Amendment Effective Date, is November 9, 2024) to have a maturity date after May 10, 2025, and are not otherwise repaid prior to the Springing 2025 Maturity Date, the Term A Facility Maturity Date with respect to the Extended 2025 Term Loans will instead be the Springing 2025 Maturity Date. As used herein, “4.875% Senior Unsecured Notes” means the Borrower’s 4.875% Senior Notes due 2023 issued pursuant to that certain Indenture, dated as of June 1, 2016, among the Borrower and certain of the Subsidiaries party thereto and the trustee named therein, as amended, restated, supplemented or otherwise modified from time to time. For the avoidance of doubt, “Initial Term A Loans” and “Term A Loans” shall be deemed to include the Extended 2025 Term Loans, and, other than amortization payments, payment of the Extended 2023 Term Loans on its applicable Term A Facility Maturity Date and as set forth in Section 2(d) below, all payments of Term A Loans shall be made ratably between the Extended 2023 Term Loans and the Extended 2025 Term Loans.
(d)Notwithstanding anything in the Credit Agreement to the contrary, the Extending Lenders agree that, with respect to any optional prepayment of the Term A Loans pursuant to Section 2.11(a) of the Credit Agreement, the Borrower may elect to apply such prepayment either (i) to prepay the Extended 2023 Term Loans only or (ii) to prepay the Extended 2023 Term Loans and the Extended 2025 Term Loans on a ratable basis.
(e)This Agreement constitutes notice to the Administrative Agent of the Extension and the terms of the Extended Term Loans pursuant to Section 2.20(i) of the Credit Agreement.

(f)Notwithstanding anything to the contrary in the Credit Agreement, on and after the Fourth Amendment Effective Date, (i) “Term A Facility Maturity Date” shall be deemed to have the meaning set forth in Section 2(c) hereof and (ii) any other terms and provisions in the Credit Agreement shall be deemed amended to the extent necessary to reflect the existence and terms of the Extended 2025 Term Loans and this Agreement.
SECTION 3.Amendment to Section 2.10 of the Credit Agreement. On and after the Fourth Amendment Effective Date and solely with respect to the Extended 2025 Term Loans for the Term A Loan Installment Dates beginning March 31, 2021, Section 2.10(a)(i) of the Credit Agreement shall be amended and restated as follows:
(i)    The Borrower shall repay to the Administrative Agent, for the benefit of the Term Lenders holding Extended 2025 Term Loans, on the last day of March, June, September and December of each year (beginning March 31, 2021) or, if such date is not a Business Day, the next preceding Business Day (each such date being referred to as a “Term A Loan Installment Date”) through and including the Term A Facility Maturity Date, a principal amount of Extended 2025 Term Loans equal to the product of (x) the principal amount of the Extended 2025 Term Loans outstanding on the Fourth Amendment Effective Date and (y) the percentage set forth below opposite the applicable Term A Loan Installment Date, with the balance of the Extended 2025 Term Loans due in full on the Term A Facility Maturity Date with respect to the Extended 2025 Term Loans.

Term A Loan Installment Date	Percentage
March 31, 2021	0.0%
June 30, 2021	0.625%
September 30, 2021	0.625%
December 31, 2021	0.625%
March 31, 2022	0.625%
June 30, 2022	1.25%
September 30, 2022	1.25%
December 31, 2022	1.25%
March 31, 2023	1.25%
June 30, 2023	1.875%
September 30, 2023	1.875%
December 31, 2023	1.875%
March 31, 2024	1.875%
June 30, 2024	2.5%
September 30, 2024	2.5%
December 31, 2024	2.5%

SECTION 4.Amendments to Article VI of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended as follows:
(a) The table set forth in Section 6.10(a)(i) of the Credit Agreement is hereby amended and restated in its entirety with the following table:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
June 30, 2020 and before	4.75 to 1.00
September 30, 2020	6.50 to 1.00
December 31, 2020	5.25 to 1.00
March 31, 2021	5.25 to 1.00
June 30, 2021	5.25 to 1.00
September 30, 2021	5.00 to 1.00

(b) The table set forth in Section 6.10(b) of the Credit Agreement is hereby amended and restated in its entirety with the following table:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
September 30, 2021	5.00 to 1.00
December 31, 2021	5.00 to 1.00
March 31, 2022	5.00 to 1.00
June 30, 2022 and thereafter	4.75 to 1.00

(c) The definition of “Covenant Relief Termination Date” set forth in Section 6.10(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Covenant Relief Termination Date” shall mean, so long as the Early Termination Date has not occurred, the earlier of (x) the date of delivery of the certificate of compliance pursuant to Section 5.04(c) of the Credit Agreement for the fiscal quarter ending September 30, 2021 demonstrating compliance with the Financial Performance Covenant as set forth in Section 6.10(a) and (y) the date of delivery of the certificate of compliance pursuant to Section 5.04(c) of the Credit Agreement demonstrating compliance with a Senior Secured Leverage Ratio of 5.00 to 1.00 for the fiscal quarter ending June 30, 2021.

SECTION 5.Effectiveness. This Agreement (including the Extended Term Loans provided herein) shall become effective as of the date (the “Fourth Amendment Effective Date”) on which the following conditions have been satisfied:
(a)The Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) Holdings, (iii) the Administrative Agent, (iv) each Extending Lender, and (v) each Consenting Lender representing the Required Lenders.

(b)The Administrative Agent shall have received (i) for its own account, all fees due and payable thereto and (ii) for the account of each Extending Lender, a consent fee in an amount equal to 0.25% of such Lender’s Extended Term Loan.
(c)To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Agreement and any other reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any Loan Document.
(d)No Default or Event of Default shall have occurred and be continuing.
(e)The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to this Agreement, the representations and warranties set forth in Section 6 of this Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Fourth Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects, and (ii) no Default or Event of Default has occurred and is continuing on the Fourth Amendment Effective Date after giving effect to this Agreement.
(f)The Administrative Agent shall have received, on behalf of itself, the Lenders party hereto on the Fourth Amendment Effective Date (after giving effect hereto), a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (ii) local counsel reasonably satisfactory to the Administrative Agent as specified on Schedule 4.02(b) to the Credit Agreement, in each case (A) dated the Fourth Amendment Effective Date, (B) addressed to the Administrative Agent, the Lenders party hereto and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement and the Loan Documents as the Administrative Agent shall reasonably request.
(g)The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:
(i)a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;
(ii)a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Fourth Amendment Effective Date and certifying:

(A)that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Fourth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,
(B)that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Fourth Amendment Effective Date,
(C)that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and
(D)as to the incumbency and specimen signature of each officer executing any Loan Document (including this Agreement) or any other document delivered in connection herewith on behalf of such Loan Party; and
(iii)     a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.
(h)The Extending Lenders shall have received a solvency certificate in form and substance reasonably satisfactory to the Administrative Agent and signed by the Chief Financial Officer of the Borrower.
(i)The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act, requested not less than five business days prior to the date hereof.
SECTION 6.Representations and Warranties. The Borrower represents and warrants to the Lenders party hereto, and the Administrative Agent that as of the Fourth Amendment Effective Date:
(a) This Agreement has been duly authorized, executed and delivered by it, and this Agreement and the Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) Each of the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Fourth Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects.
(c)No Default or Event of Default shall have occurred and be continuing.
SECTION 7.Effect of this Agreement.
(a)Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8.Reaffirmation. Holdings and the Borrower hereby confirm and agree, on behalf of each of the Loan Parties, with respect to each Loan Document to which such Loan Parties are party to, that (i) all of their obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Agreement and (ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Agreement, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and related guarantees.
SECTION 9.General.
(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b) Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent.
(c) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(d)Headings. The headings of this Agreement are used for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
(e)FATCA Grandfathered Status. Solely for purposes of determining withholding Taxes under FATCA, from and after the Fourth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and each Extending Lender hereby authorizes the Administrative Agent to treat) the Extended Term Loan established hereby as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
REALOGY GROUP LLC, as Borrower
By:    /s/ Charlotte C. Simonelli
Name: Charlotte C. Simonelli
Title: Executive Vice President, Chief Financial Officer
and Treasurer
REALOGY INTERMEDIATE HOLDINGS, LLC, as Holdings
By:    /s/ Charlotte C. Simonelli
Name: Charlotte C. Simonelli
Title: Executive Vice President, Chief Financial Officer
and Treasurer
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Extending Lender and a Consenting Lender
By:     /s/ Brian Smolowitz
Name: Brian Smolowitz
Title: Vice President

Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

AIMCO CLO 10, Ltd., as an Extending Lender and a Consenting Lender
By: Allstate Investment Management Company, as Collateral Manager
By:     /s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

By:    /s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager
AIMCO CLO, SERIES 2017-A, as an Extending Lender and a Consenting Lender
By: Allstate Investment Management Company, as Collateral Manager
By: /s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

By: /s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager

AIMCO CLO, SERIES 2018-A, as an Extending Lender and a Consenting Lender
By: Allstate Investment Management Company, as Collateral Manager
By: /s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

By:     /s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager

Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

AIMCO CLO, SERIES 2018-B, as an Extending Lender and a Consenting Lender
By: Allstate Investment Management Company, as Collateral Manager
By:     /s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

By:     /s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager
AMMC CLO 20, LIMITED, as an Extending Lender and a Consenting Lender
By: American Money Management Corp., as Collateral Manager
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
AMMC CLO 22, LIMITED, as an Extending Lender and a Consenting Lender
By: American Money Management Corp., as Collateral Manager
By:    /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
AMMC CLO XII, LIMITED, as an Extending Lender and a Consenting Lender
By: American Money Management Corp., as Collateral Manager
By:     /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

Bank of America, N.A., as an Extending Lender and a Consenting Lender
By:     /s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Senior Vice President
Bank of Montreal, as an Extending Lender and a Consenting Lender
By:     /s/ Sean Ball
Name: Sean Ball
Title: Managing Director
Citizens Bank, N.A., as an Extending Lender and a Consenting Lender
By:    /s/ Angela Reilly
Name: Angela Reilly
Title: SVP
CIFC Funding 2012-II-R, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC VS Management LLC, as Collateral Manager
By:     /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

CIFC Funding 2013-I, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC VS Management LLC, as Collateral Manager
By:     /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2013-II, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC VS Management LLC, its Collateral Manager
By:     /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2013-III-R Ltd., as an Extending Lender and a Consenting Lender
By: CIFC VS Management LLC, as Collateral Manager
By:    /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2014, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC CLO Management LLC, its Collateral Manager
By:    /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

CIFC Funding 2014-III, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC Asset Management LLC, its Collateral Manager
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2014-II-R, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC Asset Management LLC, as Collateral Manager
By:     /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2014-V, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC Asset Management LLC, its Collateral Manager
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2015-II, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC Asset Management LLC, as Collateral Manager
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

CIFC Funding 2015-V, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC Asset Management LLC, its Collateral Manager
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2017-I, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2017-III, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

CIFC Funding 2017-IV, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
CIFC Funding 2018-IV, Ltd., as an Extending Lender and a Consenting Lender
By: CIFC CLO Management II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1 AND SERIES R-1
By:      /s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research
COMERICA BANK, as an Extending Lender and a Consenting Lender
By:      /s/ Robert Yates
Name: Robert Yates
Title: Vice President, Relationship Manager

Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Extending Lender and a Consenting Lender
By: /s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

By:      /s/ Gordon Yip
Name: Gordon Yip
Title: Director
Crédit Industriel et Commercial, New York Branch, as an Extending Lender and a Consenting Lender
By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

By:      /s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director
FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Extending and a Consenting Lender
By:     /s/ Lucas J. Barnett
Name: Lucas J. Barnett
Title: Vice President
FLUSHING BANK, as an Extending Lender and a Consenting Lender
By:    /s/ Alan Harris
Name: Alan Harris
Title: Senior Vice President
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as an Extending Lender and a Consenting Lender
By: Octagon Credit Investors, LLC, as Portfolio Manager
By:     /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
OCP CLO 2014-7, Ltd., as an Extending Lender and a Consenting Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By:      /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
OCP CLO 2015-8, Ltd., as an Extending Lender and a Consenting Lender
By: Onex Credit Partners, LLC, as Portfolio Manager
By:      /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager
PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as an Extending Lender and a Consenting Lender
By:    /s/ James Riley
Name: James Riley
Title: Senior Vice President
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

Santander Bank, NA, as an Extending Lender and a Consenting Lender
By:     /s/ Patrick McMullan
Name: Patrick McMullan
Title: Senior Vice President
Symphony CLO XIV, LTD, as an Extending Lender and a Consenting Lender
By:     /s/ Eric Lee
Name: Eric Lee
Title: Vice President
Texas Capital Bank, N.A., as an Extending Lender and a Consenting Lender
By:     /s/ Chris Wheeler
Name: Chris Wheeler
Title: Executive Vice President
Truist Bank, as an Extending Lender and a Consenting Lender
By:      /s/ Steve Curran
Name: Steve Curran
Title: Director

Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

VENTURE XX CLO, Limited., as an Extending Lender and a Consenting Lender
By: its investment advisor MJX Venture Management LLC
By:     /s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director/Head of Trading
WEBSTER BANK, N.A., as an Extending Lender and a Consenting Lender
By:     /s/ Steve W. Collins
Name: Steve W. Collins
Title: Vice President
BBVA USA, as a Consenting Lender
By:      /s/ William H. Douning
Name: William H Douning
Title: Senior Vice President
THE BANK OF NOVA SCOTIA, as a Consenting Lender
By:     /s/ Frans Braniotis
Name: Frans Braniotis
Title: MD & Head of CIR US Corporate Banking

Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

CARLYLE INVESTMENT MANAGEMENT, LLC,
CARLYLE GLOBAL MARKET STRATEGIES, 2014-2R, LTD.
CARLYLE GLOBAL MARKET STRATEGIES 2014-3R, LTD.
CARLYLE GLOBAL MARKET STRATEGIES 2014-4R, LTD.
CARLYLE GLOBAL MARKET STRATEGIES 2014-5 LTD.
CARLYLE GLOBAL MARKET STRATEGIES 2015-1, LTD.
as a Consenting Lender
By:    /s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director
City National Rochdale Fixed Income Opportunities Fund, as a Consenting Lender
By: Seix Investment Advisors LLC, as Subadviser
By:      /s/ George Goudelias
Name: George Goudelias
Title: Managing Director
Capital One, N.A., as a Consenting Lender
By:    /s/ Paul Isaac
Name: Paul Isaac
Title: Duly Authorized Signatory
Liberty Bank, as a Non-extending, Consenting Lender
By:      /s/ Deborah L. Stevens
Name: Deborah L. Stevens
Title: First Vice President
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

TriState Capital Bank, as a Consenting Lender
By:    /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President
Raymond James Bank, N.A., as a Consenting Lender
By:      /s/ Emily Grams
Name: Emily Grams
Title: Vice President
THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender
By:     /s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory
SIGNATURE BANK, as a Consenting Lender
By:      /s/ Richard Ohl
Name: Richard Ohl
Title: Sr. Vice President
Virtus Seix Floating Rate High Income Fund, as a Consenting Lender
By: Seix Investment Advisors LLC, as Subadviser
By:      /s/ George Goudelias
Name: George Goudelias
Title: Managing Director
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

Cedar Funding II CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding IV CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding IX CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding V CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding VI CLO, Ltd., as a Consenting Lender
By:    /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

Cedar Funding VII CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding VIII CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding X CLO, Ltd., as a Consenting Lender
By:      /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding XI CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Cedar Funding XII CLO, Ltd., as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

Transamerica Floating Rate, as a Consenting Lender
By:     /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements
AIMCO CLO, SERIES 2015-A, as a Consenting Lender By: Allstate Investment Management Company, as Collateral Manager
By: /s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

By:      /s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager
Signature Page to 2021 Incremental Assumption Agreement and Fourth Amendment

Schedule 1

Extending Lender	Extended 2025 Term Loans
JPMorgan Chase Bank, N.A.	$185,750.78
Bank of America, N.A.	$31,275,000.00
Citizens Bank, N.A.	$31,275,000.00
Truist Bank	$31,275,000.00
Credit Agricole Corporate and Investment Bank	$28,266,341.99
Bank of Montreal	$26,062,500.00
Santander Bank, NA	$20,270,833.33
Comerica Bank	$12,162,500.00
Fifth Third Bank, National Association	$9,845,833.33
People’s United Bank, National Association	$9,845,833.33
Crédit Industriel et Commercial, New York Branch	$5,791,666.67
Octagon Joint Credit Trust Series I	$4,049,413.55
Flushing Bank	$3,040,625.00
Texas Capital Bank, N.A.	$3,040,625.00
Webster Bank, N.A.	$3,040,625.00
OCP CLO 2015-8, Ltd.	$2,760,205.70
OCP CLO 2014-7, Ltd.	$2,027,083.33
CIFC Funding 2015-V, Ltd	$1,853,333.33
CIFC Funding 2015-II, Ltd.	$1,308,858.31
CIFC Funding 2012-II-R, Ltd.	$1,252,252.25
AMMC CLO 22, Limited	$1,203,463.20
Symphony CLO XIV, LTD.	$1,172,995.76
AMMC CLO 20, Limited	$909,246.15
CIFC Funding 2013-II, Ltd.	$628,868.81
CIFC Funding 2014-III, Ltd.	$623,214.01
AMMC CLO XII, Limited	$597,849.46
CIFC Funding 2014-II-R, Ltd.	$522,764.04
CIFC Funding 2017-I, Ltd	$449,556.62
CIFC Funding 2018-IV, Ltd.	$432,837.43
AIMCO CLO 10, Ltd.	$300,865.80
AIMCO CLO, Series 2017-A	$300,865.80
AIMCO CLO, Series 2018-A	$300,865.80
AIMCO CLO, Series 2018-B	$300,865.80
Venture XX CLO, Limited	$289,583.33
CIFC Funding 2014-V, Ltd.	$288,898.57
CIFC Funding 2013-I, Ltd.	$216,418.71
CIFC Funding 2014, Ltd.	$185,333.33
CIFC Funding 2017-IV, Ltd.	$53,045.44
CIFC Funding 2013-III-R, Ltd.	$42,639.88
CIFC Funding 2017-III, Ltd.	$9,783.26